Exhibit 99.1

                  LTC Announces Operating Results for
         the Three and Twelve Months Ended December 31, 2005

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Feb. 7, 2006--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and twelve months ended December 31, 2005 and announced that net income available to common stockholders for the fourth quarter was $6.5 million or $0.28 per diluted share. For the same period in 2004, net income available to common stockholders was $4.7 million or $0.23 per diluted share. Results for fourth quarter 2005 included a loss of $0.7 million from a sale of a skilled nursing property located in New Mexico and income from discontinued operations of $0.8 million. Results for fourth quarter 2004 included income from discontinued operations of $0.8 million. Revenues for the three months ended December 31, 2005, were $18.2 million versus $15.2 million for the same period last year.
    For the twelve months ended December 31, 2005, net income available to common stockholders was $35.4 million or $1.56 per diluted share as compared to $15.0 million or $0.77 per diluted share for the year ended December 31, 2004. Results for 2005 included a loss on sale of assets of $1.5 million and income from discontinued operations of $3.1 million. The $1.5 million loss on sale was related to two skilled nursing properties, one located in New Mexico and the other property located in Texas. The New Mexico property was part of a master lease and the rent from that master lease was not adjusted as a result of this sale. The Texas property was closed and not generating revenue to the Company. Included in these results for 2005 is the effect in the first quarter of the receipt of $22.3 million in cash related to the payoff of a note receivable which included past due rental and interest income that had previously not been recorded by the Company. The Company stated that the effect of the note payoff is included in the results for the first quarter and twelve months ended December 31, 2005 as follows: $3.7 million in rental income related to past due rents that were not accrued, $2.3 million of interest income related to past due interest that was not accrued, a $0.5 million reimbursement for certain expenses paid in prior years on behalf of CLC Healthcare, Inc., a bonus of $1.0 million related to the realization of the value of the note and non-operating income of $6.2 million, net of $1.3 million of expenses associated with the realization of the value of the note. Results for 2004 included a gain on sale of assets of $0.6 million, income from discontinued operations of $3.1 million, a $0.3 million impairment charge and a charge of $4.0 million, related to LTC's redemption of its 9.5% Series A and 9.0% Series B Preferred Stock. Excluding the effects of the collection of the note payoff in 2005 as discussed above and the preferred stock redemption charge in 2004, net income available to common stockholders was $1.06 per diluted share and $0.97 per diluted share for 2005 and 2004, respectively. Revenues for the twelve months ended December 31, 2005 were $73.0 million versus $62.7 million for the same period last year.
    The Company has scheduled a conference call for February 7, 2006 at 1:00 PM Pacific Time in order to comment on the Company's performance and operating results for the quarter ended December 31, 2005. The conference call is accessible by dialing 866-202-3048, passcode 40260459. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 2:00 PM Pacific time on February 7, 2006 through February 14, 2006. Callers can access the replay by dialing 888-286-8010 and entering conference ID number 48550378. Webcast replays will also be available on our website.
    At December 31, 2005, LTC had investments in 126 skilled nursing properties, 101 assisted living properties and two schools in 33 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.



                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
           (Amounts in thousands, except per share amounts)


                                   Three Months Ended    Year Ended
                                      December 31,       December 31,
                                   ----------------- ----------------
                                     2005     2004     2005     2004
                                   -------- -------- -------- -------
Revenues:
  Rental income                    $12,468  $10,672  $50,293  $42,400
  Interest income from mortgage
   loans and notes receivable        4,709    2,531   14,500    9,138
  Interest income from REMIC
   Certificates                         --    1,109    3,480    7,342
  Interest and other income          1,006      869    4,719    3,853
                                   -------- -------- -------- --------
          Total revenues            18,183   15,181   72,992   62,733
                                   -------- -------- -------- --------

Expenses:
  Interest expense                   1,882    2,266    8,310   11,523
  Depreciation and amortization      3,409    3,001   12,826   11,915
  Legal expenses                        19       59      194      193
  Impairment charge                     --      274       --      274
  Operating and other expenses       2,064    1,102    6,407    5,232
                                   -------- -------- -------- --------
          Total expenses             7,374    6,702   27,737   29,137
                                   -------- -------- -------- --------
Income before non-operating income
 and minority interest              10,809    8,479   45,255   33,596
Non-operating income                    --       --    6,217       --
Minority interest                      (92)    (101)    (349)    (896)
                                   -------- -------- -------- --------
Income from continuing operations   10,717    8,378   51,123   32,700
Discontinued operations:
  Income (loss) from discontinued
   operations                          788      798    3,090    3,080
  (Loss) gain on sale of assets,
   net                                (691)      --   (1,504)     608
                                   -------- -------- -------- --------
Net income (loss) from discontinued
 operations                             97      798    1,586    3,688
                                   -------- -------- -------- --------
Net income                          10,814    9,176   52,709   36,388
Preferred stock redemption charge       --       --       --   (4,029)
Preferred stock dividends           (4,325)  (4,436) (17,343) (17,356)
                                   -------- -------- -------- --------
Net income available to common
 stockholders                       $6,489   $4,740  $35,366  $15,003
                                   ======== ======== ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                              $0.28    $0.19    $1.51    $0.58
                                   ======== ======== ======== ========
  Diluted                            $0.28    $0.19    $1.49    $0.58
                                   ======== ======== ======== ========
Net Income per Common Share from
 Discontinued Operations:
  Basic                                $--    $0.04    $0.07    $0.19
                                   ======== ======== ======== ========
  Diluted                              $--    $0.04    $0.07    $0.19
                                   ======== ======== ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                              $0.28    $0.23    $1.58    $0.77
                                   ======== ======== ======== ========
  Diluted                            $0.28    $0.23    $1.56    $0.77
                                   ======== ======== ======== ========

Basic weighted average shares
 outstanding                        23,218   20,598   22,325   19,432
                                   ======== ======== ======== ========


NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.

    Reconciliation of Funds From Operations ("FFO")

    FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.
    The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (in thousands, except per share amounts):



                                    Three Months Ended   Year Ended
                                      December 31,      December 31,
                                    ---------------- -----------------
                                      2005    2004     2005     2004
                                    -------- ------- -------- --------

Net income available to common
 stockholders                        $6,489  $4,740  $35,366  $15,003
Add: Real estate depreciation         3,615   3,228   13,698   12,927
Add:  Preferred stock redemption
 charges                                 --      --       --    4,029
Add: Impairment charge                   --     274       --      274
Add:  Non-cash compensation charges     182     142      579      450
Less (gain)/add loss on sale of
 assets, net                            691      --    1,504     (608)
                                    -------- ------- -------- --------
FFO available to common
 stockholders                       $10,977  $8,384  $51,147  $32,075
                                    ======== ======= ======== ========

Less: Preferred stock redemption
 charge                                  --      --       --   (4,029)
Less:  Impairment charge                 --    (274)      --     (274)
Less:  Non-cash compensation
 charges                               (182)   (142)    (579)    (450)
                                    -------- ------- -------- --------
FFO including preferred stock
 redemption, impairment and non-
 cash compensation charges          $10,795  $7,968  $50,568  $27,322
                                    ======== ======= ======== ========

Basic FFO available to common
 stockholders per share               $0.47   $0.41    $2.29    $1.65
                                    ======== ======= ======== ========
Diluted FFO available to common
 stockholders per share               $0.46   $0.40    $2.19    $1.57
                                    ======== ======= ======== ========

Basic FFO including preferred stock
 redemption, impairment and non-
 cash compensation charges per
 share                                $0.46   $0.39    $2.27    $1.41
                                    ======== ======= ======== ========
Diluted FFO including preferred
 stock redemption, impairment and
 non-cash compensation charges per
 share                                $0.45   $0.38    $2.17    $1.36
                                    ======== ======= ======== ========



                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)


                                                   December  December
                                                      31,       31,
                                                     2005      2004
                                                   --------- ---------
ASSETS
Real Estate Investments:
  Buildings and improvements, net of accumulated
  depreciation and amortization:
  2005 - $89,545; 2004 - $77,112                   $345,065  $330,451
  Land                                               33,376    25,879
  Properties held for sale, net of accumulated
   depreciation and
   Amortization:  2005 - $6,226,
   2004: $6,257                                      26,511    29,418
  Mortgage loans receivable, net of allowance for
   doubtful accounts:  2005 and 2004 - $1,280       148,052    90,878
  REMIC Certificates                                     --    44,053
                                                   --------- ---------
     Real estate investments, net                   553,004   520,679
Other Assets:
  Cash and cash equivalents                           3,569     4,315
  Debt issue costs, net                               1,268     1,348
  Interest receivable                                 3,436     3,161
  Prepaid expenses and other assets                   5,130     4,451
  Notes receivable                                    8,931    13,926
  Marketable debt securities                          9,933        --
                                                   --------- ---------
     Total Assets                                  $585,271  $547,880
                                                   ========= =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                     $16,000       $--
Mortgage loans payable                               58,891    71,286
Bonds payable and capital lease obligations           5,935    10,071
Senior mortgage participation payable                11,535    15,407
Accrued interest                                        524       621
Accrued expenses and other liabilities                8,427     3,029
Liabilities related to properties held for sale       3,852     3,935
Distributions payable                                11,890     3,618
                                                   --------- ---------
     Total Liabilities                              117,054   107,967

Minority interest                                     3,524     3,706
Stockholders' equity:
Preferred stock $0.01 par value: 15,000 shares
 authorized; shares issued and
 outstanding: 2005 - 8,993; 2004 - 9,201            213,317   218,532
Common stock: $0.01 par value; 45,000 shares
 authorized; shares issued and outstanding:
 2005 - 23,276; 2004 - 21,374                           233       214
Capital in excess of par value                      331,415   292,740
Cumulative net income                               364,045   311,336
Other                                                  (941)    2,070
Cumulative distributions                           (443,376) (388,685)
                                                   --------- ---------
     Total Stockholders' Equity                     464,693   436,207
                                                   --------- ---------
     Total Liabilities and Stockholders' Equity    $585,271  $547,880
                                                   ========= =========




    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis or Wendy L. Simpson, 805-981-8655